Exhibit 99.1

EXECUTION VERSION

FOURTH AMENDMENT, CONSENT AND WAIVER

TO CREDIT AGREEMENT

This FOURTH AMENDMENT, CONSENT AND WAIVER TO CREDIT AGREEMENT, dated as of December     ,2008 (this “Amendment”), to the Credit Agreement referred to below, by and among NEWTEK SMALL BUSINESS FINANCE, INC., a New York corporation (“Borrower”), the other Credit Parties signatory hereto and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Lender”).

W I T N E S S E T H

WHEREAS, Borrower, the other Credit Parties signatory thereto and Lender are parties to that certain Credit Agreement, dated as of August 31, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Lender has agreed to waive certain existing Events of Default and Lender and Borrower have agreed to amend certain provisions of the Credit Agreement, in the manner, and on the terms and conditions, provided for herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein (including the Recitals) shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.

2. Consent. Notwithstanding the provisions of Section 6.5 of the Credit Agreement, effective as of the Fourth Amendment Effective Date, the Lender hereby consents to the conversion of Parent Subordinated Debt in the amount of $7,844,268 and Permitted Borrower Preferred Stock in the amount of $4,800,000 into newly issued common Stock of Borrower.

3. Waiver. Lender hereby waives as of the Fourth Amendment Effective Date (as defined below), the existing Event of Default under Section 8.1 of the Credit Agreement resulting from Borrower’s failure to comply with Section 6.10 and paragraph (b) of Annex G of the Credit Agreement (Minimum Senior Charge Coverage Ratio) for the Fiscal Quarter ended September 30, 2008; provided that the Senior Charge Coverage Ratio for the Fiscal Quarter ended September 30, 2008 is not less than 1.50:1.00, after giving effect to this Amendment.

4. Amendment to Section 1.5(a) of the Credit Agreement. Section 1.5(a) of the Credit Agreement is hereby amended and restated as of the Fourth Amendment Effective Date to read as follows:

“(a) Borrower shall pay interest to Lender in arrears on each applicable Interest Payment Date, at the Index Rate plus the Applicable Revolver Index Margin per annum or, at the election of Borrower, the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin per annum.

As of the Fourth Amendment Effective Date, the Applicable Margins are as follows:

Applicable Revolver Index Margin	2.00%

Applicable Revolver LIBOR Margin	3.00%

Provided, however, that as of January 1, 2009, and for each successive calendar quarter thereafter, the Applicable Margins shall increase by 25 basis points each quarter. For example, as of the calendar quarter beginning on January 1, 2009, the Applicable Margins as of Fourth Amendment Effective Date as set forth immediately above shall be increased by 25 basis points each, and the Applicable Margins would then be:

Applicable Revolver Index Margin	2.25%

Applicable Revolver LIBOR Margin	3.25	%”

5. Amendment to Section 6.3 of the Credit Agreement. Section 6.3(a)(v) of the Credit Agreement is hereby amended and restated as of the Fourth Amendment Effective Date in its entirety as follows:

“(v) [intentionally omitted],”

6. Amendment to Section 6.13 of the Credit Agreement. Section 6.13 of the Credit Agreement is hereby amended and restated as of the Fourth Amendment Effective Date in its entirety as follows:

“6.13 Restricted Payments. No Credit Party shall make any Restricted Payment, except (a) [intentionally omitted]; (b) dividends and distributions by Subsidiaries of Borrower paid to Borrower; (c) [intentionally omitted]; (d) [intentionally omitted]; (e) employee loans permitted under Section 6.4(b); (f) [intentionally omitted]; (g) [intentionally omitted]; (h) [intentionally omitted]; (i) (A) a one time $250,000 prepayment or distribution on account of the Fourth Amendment Subordinated Debt at any time that the Fourth Amendment Subordinated Debt Target Amount is less than $10,000,000, (B) an additional one time $500,000 prepayment or distribution on account of the Fourth Amendment Subordinated Debt at any time that the Fourth Amendment Subordinated Debt Target Amount is less than $5,000,000, and (C) an additional one time $750,000 prepayment or distribution on account of the Fourth Amendment Subordinated Debt when the Fourth Amendment Subordinated Debt Target Amount is equal to $0 (it being understood that the maximum aggregate amount of Restricted Payments permitted under this Section 6.13(i) shall be $1,500,000), provided that (I) any such prepayment or distribution (if any) occurs prior to April 1, 2009, (II) no Event of Default shall be continuing at the time of any such prepayment or distribution, (III) Borrowing Availability shall be no less than $500,000 after making any such prepayment or distribution (the availability block for SBA Guaranteed Loans shall not be considered in calculating Borrowing Availability for such purpose), (IV) no later than one Business Day prior to any such prepayment or distribution being made, Borrower shall deliver to Lender a certificate of the Chief Financial Officer of Borrower in form and substance satisfactory to Lender certifying that each of the requirements of this Section 6.13(i) has been satisfied and that the Borrower will remain in compliance therewith at the time such prepayment or distribution is made, (V) any such prepayment or distribution shall be reduced by an amount equal to the aggregate amount of SBA 7(a) Non-Guaranteed Note Receivables that are funded by Borrower after December 1, 2008 and (VI) if any SBA 7(a) Loan is sold at a discount greater than 5% of the face value of such SBA 7(a) Loan, then any such prepayment or distribution shall be reduced by an amount equal to the aggregate dollar amount of the discounts described in this Section 6.13(i)(VI); and (j) payments by a Credit Party to Parent or any of its Affiliates for goods and services provided pursuant to written agreements, in each case, as described in Disclosure Schedule (6.13), that are in the normal course of such Credit Party’s business and consistent with past practice, are consistent with the cost that would be payable to unrelated third parties, and have terms and conditions no less favorable to such Credit Party than would be available from unrelated third parties, and the amount of such Restricted Payments described in this clause (j) does not exceed in any Fiscal Year (the “Tested Fiscal Year”) the greater of (x) $1,500,000 in the aggregate, or (y) fifteen percent (15%) of the total expenses paid by Borrower for the Tested Fiscal Year (other than with respect to referral and packaging services provided to Borrower which shall not exceed the greater of (1) 1% of the amount of the related commitment for such services, and (2) the current market rate for such services). Notwithstanding anything to the contrary contained herein, Borrower may repay Parent Subordinated Debt with Permitted Borrower Preferred Stock to the extent permitted by Section 6.5, and the Fourth Amendment.”

7. Amendments to Annex A of the Credit Agreement.

(a) Annex A of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by amending and restating the following definitions:

“‘Borrowing Base’ shall mean, as of any date of determination by Lender, from time to time, an amount equal to the sum at such time of (i) up to the Applicable Borrowing Base % of the outstanding principal balance of Borrower’s Eligible SBA 7(a) Note Receivables (other than the portion thereof constituting SBA 7(a) Guaranteed Note Receivables or Eligible SBA 7(a) Note Receivables purchased by Borrower in the secondary market, plus (ii) up to 50% of the aggregate amount of accrued and unpaid interest on Borrower’s Performing SBA 7(a) Note Receivables, including, without limitation, interest in respect of Secondary Receivables (as hereinafter defined) purchased by Borrower (other than such interest relating to SBA 7(a) Guaranteed Note Receivables and other than interest accrued on Secondary Receivables prior to their purchase by Borrower), plus (iii) up to the Applicable Borrowing Base % of the sum of (x) the outstanding principal balance of Borrower’s Eligible SBA 7(a) Note Receivables constituting SBA 7(a) Guaranteed Note Receivables, minus (y) the portion (if any) of such Eligible SBA 7(a) Note Receivables which constitute SBA 7(a) Guaranteed Note Receivables by reason of the SBA guaranteeing greater than 75% of such Eligible SBA 7(a) Note Receivables, plus (iv) up to 63% of the outstanding principal balance of Borrower’s Eligible SBA 7(a) Note Receivables which were purchased by Borrower in the secondary market (“Secondary Receivables”); provided, that the advance rate in respect of any particular Secondary Receivable which has been owned by Borrower for at least one year may be adjusted upward (without in any way limiting Lender’s ability to adjust advance rates downward) in Lender’s discretion (but in no event will such advance rate be adjusted to higher than 85%) on a quarterly basis and based on the data set forth in the applicable Purchased Loan Collateral Report for the then ended twelve month period, in each case, less any Reserves, including, without limitation, the SBA Guaranty Reserve and the General Shortfall Reserve, established by Lender at such time.

‘Index Rate’ means, for any day, a floating rate equal to the highest of (i) the rate publicly quoted from time to time by The Wall Street Journal in the Money Rate section as the “Prime Rate” (or, if The Wall Street Journal ceases quoting a prime rate, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled “Selected Interest Rates” as the Bank prime loan rate or its equivalent), (ii) the Federal Funds Rate plus 50 basis points per annum, and (iii) the LIBOR Rate, for a LIBOR Period of three months commencing on such day as determined by Lender for such day, plus 100 basis points per annum. Each change in any interest rate provided for in the Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

‘Revolving Loan Commitment’ means commitment of Lender to make Revolving Credit Advances, which commitment shall be THIRTY-FIVE MILLION DOLLARS ($35,000,000) on and as of the Fourth Amendment Effective Date, as such amount may be adjusted, from time to time in accordance with the Agreement; provided that such amount (as so adjusted and then in effect) shall be reduced by $1,000,000 on the first day of each Fiscal Month commencing on February 1, 2009 through the Termination Date.”

(b) Annex A of the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date by inserting the following new definitions in the appropriate alphabetical order therein:

“‘Applicable Borrowing Base %’ means from the Fourth Amendment Effective Date, (a) with regard to any Eligible SBA 7(a) Note Receivable that is included in the Borrowing Base on the Fourth Amendment Effective Date and is not a SBA 7(a) Guaranteed Note Receivable, 85%, (b) with regard to any Eligible SBA 7(a) Note receivable that is not included in the Borrowing Base on the Fourth Amendment Effective Date, 75%, and (c) with regard to any SBA 7(a) Note Receivable that is included in the Borrowing Base on the Fourth Amendment Effective Date and is a SBA 7(a) Guaranteed Note Receivables, 85% until December 31, 2008, and from and after January 1, 2009, 75%.

‘Fourth Amendment’ means the Fourth Amendment and Waiver to Credit Agreement, dated as of December [    ], 2008, among Lender, Borrower and the other Credit Parties signatory thereto.

‘Fourth Amendment Effective Date’ means December [    ], 2008.

‘Fourth Amendment Subordinated Debt’ has the meaning ascribed to it in the Fourth Amendment.

‘Fourth Amendment Subordinated Debt Target Amount’ means the sum of (i) the SBA 7(a) Guaranteed Note Receivables and (ii) the aggregate amount of potential SBA 7(a) Loans to which Borrower has committed and reported to Lender as ‘Pending Approval’ in the most recent pending closing report submitted by Borrower to Lender.”

(c) The definition of “LIBOR Rate” set forth in Annex A of the Credit Agreement shall be amended as of the Fourth Amendment Effective Date by inserting the following new sentence at the end thereof:

“Notwithstanding the foregoing, the LIBOR Rate shall not be less than the highest of (i) the rate publicly quoted from time to time by The Wall Street Journal in the Money Rate section as the “Prime Rate” (or, if The Wall Street Journal ceases quoting a prime rate, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled “Selected Interest Rates” as the Bank prime loan rate or its equivalent) or (ii) the Federal Funds Rate plus 50 basis points per annum, in each case less 100 basis points.”

8. Amendment to Annex G of the Credit Agreement. Paragraph (b) of Annex G of the Credit Agreement is hereby amended and restated as of the Fourth Amendment Effective Date as follows:

“(b) Minimum Senior Charge Coverage Ratio. Borrower and its Subsidiaries shall have on a consolidated basis at the end of each Fiscal Quarter, a Senior Charge Coverage Ratio for the 12-month period then ended (commencing with the Fiscal Quarter ending December 31, 2006) of not less than (x) with respect to any Fiscal Quarter ending on or before September 30, 2008, 1.50:1:00 for such 12-month period, and (y) with respect to any Fiscal Quarter ending after September 30, 2008, 1.50:1:00 for such 12-month period. For purposes of calculating the Senior Charge Coverage Ratio pursuant to this paragraph (b) $1,500,000 shall be added to Free Cash Flow for the Fiscal Quarter ended September 30, 2008; provided that the Cash Infusion referenced in Section 16(e) of the Fourth Amendment has occurred.”

9. Representations and Warranties. To induce Lender to enter into this Amendment, Borrower and the other Credit Parties make the following representations and warranties to Lender:

(a)	The execution, delivery and performance of this Amendment and the performance of the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”) by the Credit Parties: (i) are within each such Credit Party’s organizational power; (ii) have been duly authorized by all necessary or proper organizational and shareholder action; (iii) do not contravene any provision of any Credit Party’s charter or bylaws or other constituent documents; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party is a party or by which any Credit Party or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of any Credit Party other than those in favor of Lender, pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority (other than the SBA) or any other Person.

(b)	This Amendment has been duly executed and delivered by or on behalf of Borrower and each other applicable Credit Party.

(c)	Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of Borrower and each other applicable Credit Party enforceable against Borrower and each such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d)	No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

(e)	No action, claim or proceeding is now pending or, to the knowledge of Borrower or any other Credit Party, threatened against Borrower or any other Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which (i) challenges Borrower’s or, to the extent applicable, any other Credit Party’s right, power, or competence to enter into this Amendment or perform any of their respective obligations under this Amendment, the Amended Credit Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended Credit Agreement or any other Loan Document or any action taken under this Amendment, the Amended Credit Agreement or any other Loan Document or (ii) if determined adversely, is reasonably likely to have or result in a Material Adverse Effect. To the knowledge of Borrower and the other Credit Parties, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

(f)	After giving effect to this Amendment, the representations and warranties of Borrower and the other Credit Parties contained in the Amended Credit Agreement and each other Loan Document are true and correct on and as of the Fourth Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty that is expressly made only as of a specified date need be true only as of such date.

10. Remedies. This Amendment shall constitute a Loan Document. The breach by Borrower or any other Credit Party of any representation, warranty, covenant or agreement in this Amendment shall constitute an immediate Event of Default hereunder and under the other Loan Documents.

11. No Other Amendments, Consents or Waivers. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, except as specifically provided herein, this Amendment shall not be deemed an amendment or waiver of, or consent with respect to any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

12. Continuation of Obligations and Liens. Borrower and each other Credit Party hereby acknowledges, agrees and affirms (a) its obligations under the Credit Agreement and the other Loan Documents, including, without limitation, if applicable, its guaranty obligations thereunder, (b) that such guaranty shall apply to all Obligations as specified in the Guaranty, (c) the grant of the security interest in substantially all of its assets pursuant to the Loan Documents, and (d) that such liens and security interests created and granted are valid and continuing and secure all of the Obligations.

13. Outstanding Indebtedness; Waiver of Claims. Borrower and each other Credit Party hereby acknowledges and agrees that the aggregate outstanding principal amount of the Revolving Loan as of December [    ], 2008 is $[                    ] and is payable pursuant to the Credit Agreement, as modified hereby, without defense, offset, withholding, counterclaim or deduction of any kind. Borrower and the other Credit Parties hereby acknowledge that they have no Claims (as hereinafter defined) arising out of or relating to the Credit Agreement or any other Loan Document (including, without limitation, as a result of credit having been extended thereunder) against Lender and its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, subsidiary corporations, parent corporations and related corporate divisions and their respective successors and assigns (all of the foregoing being the “Released Persons”) and hereby waive, release, remise and forever discharge Lender and each other Released Person from any and all Claims of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any Released Person prior to and including the date hereof, and in any way directly or indirectly arising out of or relating to the Credit Agreement or any other Loan Document. For purposes hereof, “Claims” shall mean all liabilities, obligations, losses, damages, penalties, actions, judgments, suits or claims which may be instituted or asserted against or incurred by such Released Person as the result of credit having been extended under the Credit Agreement or any other Loan Document or otherwise arising in connection with the transactions contemplated thereunder.

14. Amendment Fee. To induce Lender to enter into this Amendment, Borrower hereby agrees to pay to Lender an amendment fee in the amount of $25,000 in immediately available funds, payable on the Fourth Amendment Effective Date (the “Amendment Fee”).

15. Fees and Expenses. Borrower and the other Credit Parties hereby reconfirm their respective obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Lender for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

16. Effectiveness. This Amendment shall become effective on December [    ], 2008 (such date, the “Fourth Amendment Effective Date”) only upon satisfaction in full in the judgment of Lender of each of the following conditions:

(a)	Amendment. Lender shall have received facsimile or electronic copies of this Amendment duly executed and delivered by Lender and Borrower and acknowledged and agreed to by each other Credit Party.

(b)	Representations and Warranties. The representations and warranties of or on behalf of Borrower and the other Credit Parties in this Amendment shall be true and correct in all respects on and as of the Fourth Amendment Effective Date.

(c)	Amendment Fee. Lender shall have received payment of the Amendment Fee.

(d)	Payment of Fees and Expenses. Borrower shall have paid to Lender all costs, fees and expenses which are owing in connection with this Amendment and the other Loan Documents and due to Lender (including, without limitation, reasonable legal fees and expenses referenced in Section 15).

(e)	Cash Infusion. Borrower shall have received cash proceeds in an aggregate amount of no less than $3,000,000 from (i) the issuance of common stock of the Borrower in an amount not less than $1,500,000, (ii) the issuance by the Borrower of Subordinated Debt in an amount not less than $1,500,000, which shall be unsecured and shall have no scheduled principal payments, prepayments or redemptions or cash interest payments prior to January 30, 2010 except as expressly permitted by Section 6.13 of this Fourth Amendment, and is otherwise on terms and conditions acceptable to Lender in its sole discretion and/or (iii) the issuance of Permitted Borrower Preferred Stock, in each case on terms and conditions acceptable to Lender in its sole discretion (any issuance pursuant to clause (ii) or (iii) shall collectively be referred to as the “Fourth Amendment Subordinated Debt”).

(f)	Subordination Agreement. The holders of the Fourth Amendment Subordinated Debt shall enter into a Subordination Agreement in form and substance satisfactory to Lender.

(g)	SBA Approval. Lender shall have received prior written consent of the SBA for this Amendment, or Borrower shall have shown to Lender’s satisfaction that no SBA consent is required.

17. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

18. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

[SIGNATURE PAGES FOLLOW]

The undersigned hereby (i) acknowledges this Amendment and (ii) confirms and agrees that its obligations under the Pledge Agreement shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment.

NEWTEK BUSINESS SERVICES, INC.

By:	/s/ Barry Sloan
Name:	Barry Sloan
Title:	CEO

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWER:

NEWTEK SMALL BUSINESS FINANCE, INC.

By:	/s/ Peter Downs
Name:	Peter Downs
Title:	President

The undersigned Credit Parties hereby (i) acknowledge this Amendment and (ii) confirm and agree that their obligations under their respective Guaranties shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment.

SMALL BUSINESS LENDING, INC.

By:	/s/ Peter Downs
Name:	Peter Downs
Title:	President

CCC REAL ESTATE HOLDING CO. LLC

By:	/s/ Peter Downs
Name:	Peter Downs
Title:	President

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:
Name:
Title: